UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 29, 2009
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NURX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada	0-26694	87-0681500
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18 Technology, Suite 130
Irvine, CA  92618
 (Address of Principal Executive Offices) (Zip Code)

(949) 336-7111
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

NuRx Pharmaceuticals, Inc. (the “Company”) previously announced a joint venture with QuantRx Biomedical Corporation, pursuant to which the two companies formed a new company, QN Diagnostics, LLC, to develop and market point of care diagnostic products.  In September 2009, the Company opened a sales office in Las Vegas, Nevada and hired a salesperson at that location to begin developing the market for the anticipated products from the joint venture.  The local market for the products is expected to be law enforcement agencies and local employers in Las Vegas and the immediate vicinity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURX PHARMACEUTICALS, INC.

Date: September 29, 2009	By:	/s/ Dr. Harin Padma-Nathan
Dr. Harin Padma-Nathan
Chief Executive Officer